EXHIBIT 13.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICERS
PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Sappi Limited, a corporation organized under the laws of the Republic of South Africa (the “Registrant”) for the period ending September 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Registrant certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to such officer’s knowledge that:

1.                        the Report fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of, and for, the periods presented in the Report.

BY:	/S/ ROELOFF J BOËTTGER	BY:	/S/ STEPHEN R BINNIE
	Name: Roeloff J Boëttger		Name: Stephen R Binnie
	Title: Chief Executive Officer		Title: Chief Financial Officer

Date: December 10, 2012